UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  December 3, 2007

                     Morgan Stanley Principal Plus Fund L.P.
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                (Exact Name of Registrant as Specified in Its Charter)

    Delaware                             0-18314                      13-3541588
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(State or Other Jurisdiction     (Commission File Number)         (IRS Employer
    of Incorporation)                                        Identification No.)


c/o Demeter Management Corporation,
    522 Fifth Avenue, 13th Floor,    New York, NY                  10036
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  (Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:   (212) 296-1999


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             (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (b) Effective December 3, 2007, Lee Horwitz will no longer serve as Chief Financial Officer of Demeter Management Corporation, the general partner of the registrant (the "General Partner").


    (c) Effective December 3, 2007, Christian Angstadt will serve as Chief Financial Officer of the General Partner and will be a principal of the General Partner.

        Christian Angstadt, age 46, is an Executive Director within Morgan Stanley's Financial Control Group. Mr. Angstadt currently serves as Chief Financial Officer for Morgan Stanley Trust FSB, and Morgan Stanley Trust NA, and is responsible for the governance and overall financial management of these regulated banks (appointed CFO in May 2003). Since joining Morgan Stanley in April 1990, Mr. Angstadt has held several positions within the firm's Financial Control Group, mostly supporting the Asset Management segment (including CFO for Morgan Stanley Asset Management Operations). Mr. Angstadt received a BA in Accounting from Montclair University.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MORGAN STANLEY PRINCIPAL PLUS FUND L.P.



Date:  December 7, 2007                By:    Demeter Management Corporation
                                              as General Partner


                                              /s/  Walter Davis
                                              --------------------------------
                                              Name:   Walter Davis
                                              Title:  President